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                                                                    Exhibit 10.4

                        SUBSIDIARY SECURITY AGREEMENT

     This SECURITY AGREEMENT (this "Agreement") is dated as of _________, 1999 among ORC TELESERVICE CORP., a Delaware corporation ("TeleServices"), ORC PROTEL, INC., a Delaware corporation ("ProTel"), MACRO INTERNATIONAL, INC., a Delaware corporation ("Macro") , QUANTUM RESEARCH CORPORATION, a Maryland corporation ("Quantum") and HELLER FINANCIAL, INC., a Delaware corporation, as agent ("Agent") for the benefit of all Lenders. TeleServices, ProTel, Macro and Quantum are sometimes individually referred to herein as a "Debtor" and collectively as the "Debtors".

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, Opinion Research Corporation, a Delaware corporation ("Parent") has entered into a Credit Agreement of even date herewith (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") with ORC Inc., the Lenders and Agent, for the benefit of Agent and all Lenders thereunder, providing for extensions of credit and other financial accommodations to be made to Parent and ORC, Inc. by Agent and Lenders; and

     WHEREAS, Parent is the legal and beneficial owner, directly or indirectly, of all of the issued and outstanding capital stock of each Debtor (other than Macro, with respect to which Parent owns at least 99.7% of the issued and outstanding capital stock); and

     WHEREAS, each Debtor acknowledges that as such a subsidiary of Parent, it will receive substantial direct and indirect benefits by reason of the making of Loans to Parent and ORC, Inc. as provided in the Credit Agreement; and

     WHEREAS, each Debtor has guaranteed the Obligations pursuant to that certain Guaranty of even date herewith (the "Guaranty") made by Debtors to Agent, for the benefit of Agent and Lenders; and

     WHEREAS, it is a condition precedent to the obligations of Agent and the Lenders under the Credit Agreement that Debtors shall have granted the Liens contemplated by this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and in order to induce Agent and the Lenders to extend credit and make other financial accommodations under the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, each Debtor hereby agrees with Agent, on behalf of and for the benefit of Agent and Lenders, as follows:

SECTION 1.  Definitions
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     1.1  Certain Defined Terms.  Unless otherwise defined herein, all
          ---------------------
capitalized terms used herein shall have the respective meanings given to such terms in the Credit Agreement. The following terms, as used herein, have the meanings set forth below:

     "Accounts" means all "accounts" (as defined in the UCC) now owned or hereafter created or acquired by each Debtor including, without limitation, all of the following now owned or hereafter created or acquired by each Debtor: (a) accounts receivable, contract rights, book debts, notes, drafts, chattel paper and other obligations or indebtedness owing to each Debtor arising from the sale, lease or exchange of goods or other property and/or the performance of services; (b) each Debtor's rights in, to and under all purchase orders for goods, services or other property; (c) each Debtor's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights of stoppage in transit); (d) monies due to or to become due to each Debtor under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services (whether or not yet earned by performance on the part of such Debtor); (e) uncertificated securities; and (f) Proceeds of any of the foregoing and all collateral security and guaranties of any kind given by any Person with respect to any of the foregoing.

     "Blocked Accounts" has the meaning assigned to that term in Section 7.

     "Collateral" has the meaning assigned to that term in Section 2.

     "Collecting Banks" has the meaning assigned to that term in Section 7.

     "Copyright License" means any written agreement now or hereafter in existence granting to any Debtor any right to use any Copyright including, without limitation, the agreements described in Schedule 1 of the Copyright Security Agreement.

     "Copyrights" means collectively all of the following: (a) all copyrights, rights and interests in copyrights, works that may be protected by copyright, copyright registrations and copyright applications now owned or hereafter created or acquired by each Debtor, including, without limitation, those listed on Schedule 1 of the Copyright Security Agreement; (b) all renewals of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing;
(d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing.

     "Copyright Security Agreement" means a copyright security agreement to be executed and delivered by a Debtor to Agent, substantially in the form of Exhibit A, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

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     "Depositary Account" has the meaning assigned to that term in Section 7.

     "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods now owned or hereafter acquired by a Debtor.

     "Equipment" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by any Debtor including, without limitation, all machinery, motor vehicles, trucks, trailers, vessels, aircraft and rolling stock and all parts thereof and all additions and accessions thereto and replacements therefor.

     "Fixtures" means all of the following now owned or hereafter acquired by any Debtor: plant fixtures; business fixtures; other fixtures and storage facilities, wherever located; and all additions and accessions thereto and replacements therefor.

     "General Intangibles" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by any Debtor including, without limitation, all right, title and interest of any Debtor in and to: (a) all agreements, leases, licenses and contracts to which such Debtor is or may become a party; (b) all obligations or indebtedness owing to such Debtor (other than Accounts) from whatever source arising; (c) all tax refunds; (d) Intellectual Property; and (e) all trade secrets and other confidential information relating to the business of such Debtor including by way of illustration and not limitation: systems and techniques for the analysis, diagnosis and correction of malfunctions of products used by such Debtor's customers; the names and addresses of, and credit and other business information concerning, such Debtor's past, present or future customers; the prices which such Debtor obtains for its services or at which it sells or leases merchandise; estimating and cost procedures; profit margins; policies and procedures pertaining to the sale and design of equipment, components, devices and services furnished by such Debtor; information concerning suppliers of such Debtor; and information concerning the manner of operation, business plans, pledges, projections, and all other information of any kind or character, whether or not reduced to writing, with respect to the conduct by such Debtor of its business not generally known by the public.

     "Instruments" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) including, but not limited to, promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by any Debtor.

     "Intellectual Property" shall mean collectively all of the following:
Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses.

     "Inventory" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by any Debtor, wherever located including, without limitation, finished goods, raw materials, work in process and other materials and supplies (including packaging and shipping materials) used or consumed in the manufacture or production thereof and goods which are returned to or repossessed by such Debtor.

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     "Investment Property" means all "investment property" (as defined in the
UCC) now owned or hereafter acquired by a Debtor.

     "Patent License" means any written agreement now or hereafter in existence granting to any Debtor any right to use any invention on which a Patent is in existence including, without limitation, the agreements described in Schedule 1 of the Patent Security Agreement.

     "Patents" means collectively all of the following: (a) all patents and patent applications now owned or hereafter created or acquired by each Debtor including, without limitation, those listed on Schedule 1 of the Patent Security Agreement and the inventions and improvements described and claimed therein; (b) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing; (c) all patentable inventions now owned or hereafter created or acquired by each Debtor; (d) all income, royalties, damages or payments now and hereafter due and/or payable under any of the foregoing with respect to any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (e) the right to sue for past, present and future infringements of any of the foregoing; (f) all rights corresponding to any of the foregoing throughout the world; and (g) all goodwill associated with any of the foregoing.

     "Patent Security Agreement" means a patent security agreement executed and delivered by a Debtor to Agent, substantially in the form of Exhibit B, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

     "Proceeds" means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, any Collateral including, without limitation, all claims of any Debtor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance with respect to any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

     "Secured Obligations" has the meaning assigned to that term in Section 3.

     "Security Interests" means the security interests granted pursuant to
Section 2, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

     "Trademark License" means any written agreement now or hereafter in existence granting to a Debtor any right to use any Trademark, including, without limitation, the agreements described in Schedule 1 of the Trademark Security Agreement.

     "Trademarks" means collectively all of the following now owned or hereafter created or acquired by each Debtor: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business

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identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in Schedule 1 of the Trademark Security Agreement; (b) all reissues, extensions or renewals thereof; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing including damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing.

     "Trademark Security Agreement" means the trademark security agreement executed and delivered by a Debtor to Agent substantially in the form of Exhibit C, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Illinois, provided that if by reason of mandatory provisions of
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law, the perfection or the effect of perfection or non-perfection of the
Security Interests in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

     1.2   Other Definition Provisions.  References to "Subsections",
           ---------------------------
"subsections", "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include (unless otherwise specifically provided herein) any amendments of same and any successor statutes and regulations.

SECTION 2. Grant of Security Interests
           ---------------------------

     In order to secure the prompt and complete payment and performance of the Secured Obligations in accordance with the terms thereof, each Debtor hereby grants to Agent, for the benefit of Agent and the Lenders, a continuing security interest in and to all right, title and interest of such Debtor in the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

     (A)   Accounts;

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     (B)  Inventory;

     (C) General Intangibles, other than those agreements, leases, licenses and contracts to which a Debtor is or may be a party which by their terms prohibit the assignment thereof without the consent of the other party thereto to the extent any necessary consents shall not have been obtained (collectively, "Non-Assignable Contracts");

     (D)  Documents;

     (E)  Instruments;

     (F) Equipment, other than Equipment subject to purchase money Liens permitted by the Credit Agreement which prohibit the granting of subordinate Liens;

     (G)  Fixtures;

     (H)  Investment Property;

     (I) Any Depositary Account and all other deposit accounts of such Debtor maintained with any bank or financial institution;

     (J) All cash deposited therein from time to time and other monies and property of such Debtor in the possession or under the control of Agent or any Lender;

     (K) All books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described in subparts (A) - (J) above or are otherwise necessary or helpful in the collection thereof or realization thereon; and

     (L) Proceeds of all or any of the property described in subparts (A) - (K) above.

Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, such Debtor shall have the exclusive, non-transferable right and license to use the Intellectual Property and the exclusive right to grant to other Persons licenses and sublicenses with respect to the Intellectual Property.

SECTION 3.  Security for Secured Obligations
            --------------------------------

     This Agreement secures the prompt and complete payment and performance of the obligations of Debtors under the Guaranty and all other Loan Documents to which a Debtor is a party, including all obligations of Debtors now or hereafter existing under this Agreement and all renewals, extensions, restructurings and refinancings of any of the above (all such debts,

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obligations and liabilities of Debtors being collectively referred to herein as the "Secured Obligations").

SECTION 4.  Debtor Remains Liable
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     Anything herein to the contrary notwithstanding: (a) each Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by Agent of any of the rights granted hereunder shall not release any Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; and (c) Agent shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Agent be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 5.  Representations and Warranties
            ------------------------------

     Each Debtor represents and warrants as follows:

     5.1  Binding Obligation.  This Agreement is the legally valid and binding
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obligation of such Debtor, enforceable against such Debtor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditor's rights generally.

     5.2  Location of Equipment and Inventory.  All of the Equipment and
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Inventory of  such Debtor is located at the places specified on Schedule I.

     5.3  Ownership of Collateral.  Except for the Permitted Encumbrances
          -----------------------
disclosed on Schedule II and the Security Interests, each Debtor owns its Collateral free and clear of any Lien. No effective financing statement or other form of lien notice covering all or any part of the Collateral is on file in any recording office, except for those in favor of Agent and as disclosed on
Schedule II. Except as disclosed on Schedule II, none of the Collateral is in the possession of any bailee, warehouseman, agent, processor or consignee.

     5.4  Office Locations; Fictitious Names.  The chief place of business, the
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chief executive office and the office where such Debtor keeps its books and records are located at the places specified on Schedule I. Such Debtor does not do business and has not done business during the past five years under any trade-name or fictitious business name except as disclosed on Schedule III.

     5.5  Perfection.  This Agreement, and the filing of appropriate financing
          ----------
statements and delivery of those documents and instruments required to perfect the Liens granted hereunder, create a valid, perfected and, except for the Permitted Encumbrances, first priority security interest in its Collateral located in the United States , securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such

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security interest have been duly taken other than registering the Lien on certificates of title for titled vehicles.

     5.6  Governmental Authorizations; Consents.  Except for the filing of the
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financing statements referred to in Section 5.5 hereof and the registration of
Liens on certificates of title for titled vehicles, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or consent of any other Person (including without limitation any licensor of Intellectual Property or any party to the Purchase Agreement) is required either (a) the execution, delivery or performance of this Agreement by such Debtor, (b) for the grant by such Debtor of the security interest granted hereby or (c) for the perfection of such Security Interests in Collateral located in the United States or the exercise by Agent of its rights and remedies hereunder, other than as may be required by the Federal Assignment of Claims Act.

     5.7  Accounts.  Each Account constitutes the legally valid and binding
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obligation of the customer obligated to pay the same.  The amount represented by such Debtor to Agent as owing by each customer is the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable. No customer has any defense, set-off, claim or counterclaim against such Debtor that can be asserted against Agent, whether in any proceeding to enforce Agent's rights in the Collateral or otherwise except defenses, set-offs, claims or counterclaims that are not, in the aggregate, material to the value of the Accounts. None of the Accounts is evidenced by a promissory note or other instrument other than a check.

     5.8  Intellectual Property.  The Copyrights, Copyright Licenses, Patents,
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Patent Licenses, Trademarks and Trademark Licenses listed on the respective schedules to each of the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement constitute all of the Intellectual Property owned by the applicable Debtor. The execution, delivery and performance of this Agreement by such Debtor will not violate or cause a default under any of the Intellectual Property or any agreement in connection therewith.

     5.9  Accurate Information.  All information heretofore, herein or hereafter
          --------------------
supplied to Agent by or on behalf of such Debtor with respect to the Collateral is and will be accurate and complete in all material respects.

     5.10  Non-Assignable Contracts.  Failure to obtain consents to the
           ------------------------
assignment or granting of a security interest in the Non-Assignable Contracts will not have, and will not reasonably be expected to have, a Material Adverse Effect. The Non-Assignable Contracts are not material to Parent and its Subsidiaries taken as a whole.

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SECTION 6.  Further Assurances; Covenants
            -----------------------------

     6.1  Other Documents and Actions.  Subject to the provisions of subsection
          ---------------------------
2.5 of the Credit Agreement, each Debtor will, from time to time, at its expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Agent may reasonably request, in order to perfect and protect the Security Interests granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Debtor will: (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Agent may reasonably request, in order to perfect and preserve the Security Interests granted or purported to be granted hereby; (b) at any reasonable time, upon demand by Agent exhibit the Collateral to allow inspection of the Collateral by Agent or persons designated by Agent; and (c) upon Agent's request, appear in and defend any action or proceeding that may affect such Debtor's title to or the Security Interests of the Agent in the Collateral.

     6.2  Agent Authorized.  Each Debtor hereby authorizes Agent to file one or
          ----------------
more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Debtor to the extent permitted by law.

     6.3  Corporate or Name Change.  Each Debtor will notify Agent promptly in
          ------------------------
writing prior to any change in such Debtor's name, identity or corporate structure.

     6.4  Business Locations.  Except for the sale of Inventory in the ordinary
          ------------------
course of business and dispositions expressly permitted in the Credit Agreement, each Debtor will keep the Collateral at the locations specified on Schedule I and those referred to in the next sentence. Each Debtor will give Agent thirty
(30) days prior written notice of any change in such Debtor's chief place of business, of any new location of business, and of any new location for any of the Collateral. With respect to any new location (which in any event shall be within the continental United States), each Debtor will execute such documents and take such actions as Agent deems necessary to perfect and protect the Security Interests.

     6.5  Bailees.  If any Collateral is at any time in the possession or
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control of any warehouseman, bailee, consignee or any of a Debtor's agents or processors, such Debtor shall, upon the request of Agent, notify such warehouseman, bailee, consignee, agent or processor of the Security Interests created hereby and shall instruct such Person to hold all such Collateral for Agent's account subject to Agent's instructions.

     6.6  Instruments.  Each Debtor will deliver and pledge to Agent all
          -----------
Instruments duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Agent. Each Debtor will mark conspicuously all chattel paper with a legend, in form and substance satisfactory to Agent, indicating that such chattel paper is subject to the Security Interests and will, upon Agent's request from time to time, deliver possession thereof to Agent, for the benefit of Agent and the Lenders.

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     6.7   Certificates of Title.  Upon Agent's request, each Debtor shall
           ---------------------
promptly deliver to Agent any and all certificates of title, applications for title or similar evidence of ownership of all Equipment and shall cause Agent to be named as lienholder on any such certificate of title or other evidence of ownership. Each Debtor shall promptly inform Agent of any acquisitions or dispositions of Equipment and shall not permit any Equipment to become a fixture to real estate other than real estate encumbered by the Mortgages.

     6.8   Account Covenants.  Except as otherwise provided in this subsection
           -----------------
6.8, each Debtor shall continue to collect, at its own expense, all amounts due or to become due Debtor under the Accounts. In connection with such collections, each Debtor may take (and after the occurrence and during the continuance of an Event of Default, at Agent's direction, shall take) such action as such Debtor or Agent may deem necessary or advisable to enforce collection of the Accounts; provided, that Agent shall have the right at any
                            --------
time after the occurrence of a Default or an Event of Default to: (a) notify the customers or obligors under any Account of the assignment of such Account to Agent, for the benefit of Agent and the Lenders, and to direct such customers or obligors to make payment of all amounts due or to become due directly to Agent;
(b) enforce collection of any such Accounts; and (c) adjust, settle or compromise the amount or payment of such Accounts. After the occurrence of a Default or an Event of Default (I) all amounts and proceeds (including Instruments) received by each Debtor with respect to the Accounts shall be received in trust for the benefit of Agent (on behalf of Lenders), shall be segregated from other funds of such Debtor and shall be forthwith paid over to Agent in the same form as so received (with any necessary endorsement) pursuant to Section 7 and (ii) no Debtor shall adjust, settle or compromise the amount or payment of any Account, or release wholly or partially any customer or obligor thereof, or allow any credit or discount thereon without the prior consent of Agent.

     6.9  Intellectual Property Covenants.  Each Debtor shall concurrently
          -------------------------------
herewith deliver to Agent the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement and all other documents, instruments and other items as may be necessary for Agent to file such agreements with the United States Copyright Office, United States Patent and Trademark Office and any similar domestic or foreign office, department or agency. If, before the Secured Obligations are paid in full, any Debtor obtains any new Intellectual Property or rights thereto or becomes entitled to the benefit of any Intellectual Property not listed on the respective schedules to such security agreements, such Debtor shall give to Agent prompt written notice thereof, and shall amend the respective security agreement to include any such new Intellectual Property. Each Debtor shall: (a) prosecute diligently any copyright, patent, trademark or license application at any time pending; (b) make application on all new copyrights, patents and trademarks as reasonably deemed appropriate by such Debtor; (c) preserve and maintain all rights in the Intellectual Property including, without limitation, the prosecution of infringement actions with respect to the Intellectual Property; and (d) use its best efforts to obtain any consents, waivers or agreements necessary to enable Agent to exercise its remedies with respect to the Intellectual Property. No Debtor shall abandon any right to file a copyright, patent or trademark application nor shall any Debtor abandon any pending copyright,

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

patent or trademark application, or Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License without the prior written consent of Agent. Notwithstanding the foregoing, this Section 6.9 shall not apply to any Intellectual Property which is not material to the operation or financial condition of a Debtor's business.

     6.10  Equipment Covenants.  Each Debtor shall cause the Equipment which is
           -------------------
material to the operations and business of such Debtor to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall promptly make or cause to be made all repairs, replacements, and other improvements in connection therewith that are necessary or desirable to such end.

     6.11  Insurance.  Each Debtor shall maintain insurance with respect to the
           ---------
Collateral in accordance with the terms of the Credit Agreement.

     6.12  Taxes and Claims. Each Debtor will pay promptly when due all property
           ----------------
and other taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Collateral (including claims for labor, materials and supplies), except to the extent the validity thereof is being contested in good faith.

     6.13  Collateral Description.  Each Debtor will furnish to Agent, from time
           ----------------------
to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in reasonable detail.

     6.14  Use of Collateral.  No Debtor will use or permit any Collateral to be
           -----------------
used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering any of the Collateral.

     6.15  Records of Collateral.  Each Debtor shall keep full and accurate
           ---------------------
books and records relating to the Collateral and shall stamp or otherwise mark such books and records in such manner as Agent may reasonably request indicating that the Collateral is subject to the Security Interests.

     6.16  Other Information.  Each Debtor will, promptly upon Agent's
           -----------------
reasonable request, provide to Agent all information and evidence it may reasonably request concerning the Collateral, and in particular the Accounts, to enable Agent to enforce the provisions of this Agreement.

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

SECTION 7.  Bank Accounts; Collection of Accounts and Payments
            --------------------------------------------------

     On or prior to the Closing Date, Agent and Debtor shall enter into an Assignment of Deposit Accounts and Bank Agency Agreement with each financial institution with which such Debtor maintains from time to time any deposit accounts (general or special). Pursuant to the Assignment of Deposit Accounts and Bank Agency Agreement(s) and pursuant hereto, each Debtor grants, sells, conveys, assigns, transfers, pledges and sets over unto Agent, for the benefit of Agent and the Lenders, all of such Debtor's right, title and interest in and to such accounts and all funds at any time paid, deposited, credited or held in such accounts (whether for collection, provisionally or otherwise) or otherwise in the possession of such financial institutions, and each such financial institution shall act as agent and pledgee-in-possession for Agent in connection therewith. Following the Closing Date, no Debtor shall establish any deposit account with any financial institution except in accordance with the terms of the Credit Agreement.

     Upon the request of Agent from time to time after the occurrence and during the continuance of an Event of Default, each Debtor shall promptly establish lock box or blocked accounts (collectively, "Blocked Accounts") in such Debtor's name with such banks as are acceptable to Agent ("Collecting Banks"), subject to irrevocable instructions in the form of Exhibit D hereto, to which the obligors on all Accounts shall directly remit all payments on Accounts and in which such Debtor will immediately deposit all cash payments made for Inventory or in respect of Accounts or other cash payments constituting proceeds of Collateral in the identical form in which such payment was made, whether by cash or check. In addition, Agent, for the benefit of Agent and the Lenders, may establish one or more depository accounts at each Collecting Bank or at a centrally located bank (collectively, the "Depository Account"). Without limitation of the terms and provisions of the Assignment of Deposit Accounts and Bank Agency Agreement(s), from and after receipt by any Collecting Bank of written notice from Agent to such Collecting Bank that an Event of Default has occurred, all amounts held or deposited in the Blocked Accounts held by such Collecting Bank shall be transferred to the Depository Account; provided that, prior to such Collecting Bank's receipt of such notice, such amounts shall be automatically transferred to such Debtor's operating account for unrestricted use by such Debtor, provided that any such use is not prohibited by the Credit Agreement. Subject to the foregoing, each Debtor hereby agrees that all payments received by Agent or any Lender, whether by cash, check, wire transfer or any other instrument, whether made to such Blocked Accounts or otherwise received by Agent or any Lender and whether representing payments on the Accounts or proceeds of other Collateral, will be the sole and exclusive property of Lenders. Each Debtor, and any of its Affiliates, employees, agents or other Persons acting for or in concert with such Debtor, shall, acting as trustee for Agent and Lenders, receive, as the sole and exclusive property of Lenders, any monies, checks, notes, drafts or any other payments relating to and/or representing proceeds of Accounts or other Collateral which come into the possession or under the control of such Debtor or any Affiliates, employees, agents or other Persons acting for or in concert with such Debtor, and immediately upon receipt thereof, such Debtor or such Persons shall deposit the same or cause the same to be deposited,
in kind, in a Blocked Account.   Notwithstanding the foregoing, any amounts
contained in Agent's Depository Account or the Blocked Accounts or otherwise received by Agent in excess of the Secured Obligations then due and payable shall be the property of the applicable Debtor and shall promptly be paid over to such Debtor.

SECTION 8. Agent Appointed Attorney-in-Fact
           --------------------------------

     Each Debtor hereby irrevocably appoints Agent as such Debtor's attorney-in-fact, with full authority in the place and stead of such Debtor and in the name of such Debtor, Agent or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in Agent's discretion to take any action and to execute any instrument that Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

           (a)  to obtain and adjust insurance required to be paid to Agent;

           (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

           (c) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clauses (a) and (b) above;

           (d) to file any claims or take any action or institute any proceedings that Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Agent with respect to any of the Collateral;

           (e) to pay or discharge taxes or Liens, levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Agent in its sole discretion;

           (f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts and other documents (including without limitation financing statements, continuation statements and other documents necessary or advisable to perfect the Security Interests) relating to the Collateral; and

           (g) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes, and to do, at Agent's option and such Debtor's expense, at any time or from time to time, all acts and things that Agent deems necessary to protect, preserve or realize upon the Collateral.

Each Debtor hereby ratifies and approves all acts of Agent made or taken pursuant to this Section 8. Neither Agent nor any person designated by Agent shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as this Agreement shall remain in force.

SECTION 9.  Transfers and Other Liens
            -------------------------

     Except as otherwise permitted by the Credit Agreement, no Debtor shall:

            (a) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except that each Debtor may sell Inventory in the ordinary course of business; or

            (b) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any Person except for the Security Interests created by this Agreement and Permitted Encumbrances disclosed on Schedule II.

SECTION 10. Remedies
            --------

     If any Event of Default shall have occurred and be continuing, Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (a) require any Debtor to, and each Debtor hereby agrees that it will, at its expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at a place to be designated by Agent which is reasonably convenient to both parties; (b) withdraw all cash in any of any Debtor's accounts and apply such monies in payment of the Secured Obligations in the manner provided in Section 14; (c) without notice or demand or legal process, enter upon any premises of any Debtor and take possession of the Collateral; and
(d) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Agent may deem commercially reasonable. Each Debtor agrees that, to the extent notice of sale shall be required by law, at least ten days notice to such Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute commercially reasonable notification. At any sale of the Collateral, if permitted by law, Agent may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Agent (on behalf of Agent and the Lenders). Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Debtor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted.

SECTION 11. License of Intellectual Property
            --------------------------------

     Each Debtor hereby assigns, transfers and conveys to Agent, effective upon the occurrence and during the continuance of any Event of Default, the nonexclusive right and license to use all Intellectual Property owned or used by such Debtor together with any goodwill associated therewith, all to the extent necessary to enable Agent to realize on the Collateral and any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of Agent and all of its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to any Debtor by Agent.

SECTION 12. Intentionally Omitted
            ---------------------

SECTION 13. Limitation on Duty of Agent with Respect to Collateral
            ------------------------------------------------------

     Beyond the safe custody thereof, Agent shall have no duty with respect to any Collateral in its possession or control (or in the possession or control of any agent or bailee of Agent) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Agent in good faith.

SECTION 14. Application of Proceeds
            -----------------------

     Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in any of any Debtor's accounts shall be applied: first, to all fees, costs and expenses incurred by Agent or any Lender with
-----
respect to the Credit Agreement, the other Loan Documents or the Collateral including, without limitation, those described in subsections 1.3(C), 6.4 and
9.1 of the Credit Agreement and in Section 15 hereof; second, to accrued and
                                                      ------
unpaid interest on the Secured Obligations (including any interest which but for the provisions of the Bankruptcy Code, would have accrued on such amounts); third, to the principal amounts of the Secured Obligations outstanding; and
-----
fourth, to any other indebtedness or obligations of any Debtor owing to Agent or
------
any Lender.

SECTION 15. Expenses
            --------

     Each Debtor, shall pay all insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, all costs, fees and expenses of perfecting and maintaining the Security Interests, and any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral, or with respect to periodic appraisals and inspections of the Collateral, or with respect to the sale or other disposition thereof. If any Debtor fails promptly to pay any portion of the above expenses when due or to perform any other obligation of such Debtor under this Agreement, Agent or any other Lender may, at its option, but shall not be required to, pay or perform the same and charge such Debtor's account for all costs and expenses incurred therefor and shall provide subsequent notice to such Debtor or Parent of any amounts so paid, and such Debtor agrees to reimburse Agent or such Lender therefor on demand. All sums so paid or incurred by Agent or any other Lender for any of the foregoing, any and all other sums for which any Debtor may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) incurred by Agent or any other Lender in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Secured Obligations, shall bear interest until paid at the highest rate provided in the Credit Agreement and shall be secured by the Collateral.

SECTION 16.  Termination of Security Interests; Release of Collateral
             --------------------------------------------------------

     Upon payment in full of all Secured Obligations (other than contingent indemnification obligations to the extent no unsatisfied claim giving rise thereto has been asserted) and the termination of all Commitments, Risk Participation Agreements and Lender Letters of Credit, the Security Interests shall terminate and all rights to the Collateral shall revert to applicable Debtor. Upon such termination of the Security Interests or release of any Collateral, Agent will, at the expense of Debtors, execute and deliver to Debtors such documents as Debtors shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

SECTION 17.  Notices
             -------

     All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the notice provisions of the Credit Agreement.

SECTION 18.  Waivers, Non-Exclusive Remedies
             -------------------------------

     No failure on the part of Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under the Credit Agreement or this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by Agent of any right under the Credit Agreement or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

SECTION 19.  Successors and Assigns
             ----------------------

     This Agreement is for the benefit of Agent and Lenders and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the Secured Obligations so assigned, may be transferred with such Secured Obligations. This Agreement shall be binding on each Debtor and its successors and assigns.

SECTION 20.  Changes in Writing
             ------------------

     No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by any Debtor therefrom, shall in any event be effective without the written concurrence of Agent and such Debtor.

SECTION 21.  Applicable Law
             --------------

     THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

SECTION 22.  Failure or Indulgence Not Waiver; Remedies Cumulative
             -----------------------------------------------------

     No failure or delay on the part of Agent or any Lender in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 23.  Headings
             --------

     Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 24.  Counterparts
             ------------

     This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

               [remainder of this page intentionally left blank]

     Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the day first above written.

QUANTUM RESEARCH CORPORATION,       HELLER FINANCIAL, INC., as Agent
a Maryland corporation

By:  /s/ Douglas L. Cox             By: /s/ Karen E. Rode
   --------------------------          -------------------------------
Name: Douglas L. Cox                Name: Karen Rode
Title: Vice President               Title: Vice President

FEIN:    03-1320503
     ------------------------


ORC TELESERVICE CORP., a
Delaware corporation

By:  /s/ John F. Short
   --------------------------
Name: John F. Short
Title: President

FEIN:    22-3504695
     ------------------------


ORC PROTEL, INC., a Delaware
corporation

By:  /s/ John F. Short
   --------------------------
Name: John F. Short
Title: President

FEIN:    52-2069926
     ------------------------


MACRO INTERNATIONAL INC., a
Delaware corporation

By:  /s/ Douglas L. Cox
   --------------------------
Name: Douglas L. Cox
Title: Vice President

FEIN:    52-0955232
     ------------------------

                                  SCHEDULE I

                 Locations of Equipment, Inventory, Books and
               Records, Chief Executive Office, Other Locations

                                  SCHEDULE II

                      Other Liens, Security Interests and
                         Financing Statements; Bailees

                                 SCHEDULE III

                       Trade-names and Fictitious Names
                         (Present and Past Five Years)

                                                                       EXHIBIT A

                                                    COPYRIGHT SECURITY AGREEMENT
                                                    ----------------------------


     WHEREAS, ____________________, a ____________ corporation ("Grantor") owns the Copyright registrations and Copyright applications listed on Schedule 1 annexed hereto, and is a party to the Copyright Licenses listed on Schedule 1 annexed hereto; and

     WHEREAS, ____________, a __________ corporation ("Parent") has entered into a Credit Agreement dated as of _______________, 1999 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") with Heller Financial, Inc., as agent ("Agent") for the benefit of all financial institutions that from time to time become lenders under the Credit Agreement ("Lenders"), and the Lenders parties thereto, providing for extensions of credit and other financial accommodations to be made to Parent by Agent and the Lenders; and

     WHEREAS, Grantor is a wholly owned subsidiary of Parent and has guaranteed the payment and performance of Parent's Obligations pursuant to that certain Guaranty dated _________, 1999 (the "Guaranty"); and

     WHEREAS, pursuant to the terms of a Security Agreement dated as of _______________, 1999 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), among Grantor, certain other debtors and Agent (in such capacity, "Grantee"), Grantor has granted to Grantee, for the benefit of Agent and the Lenders a security interest in substantially all the assets of Grantor including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Copyrights (as defined in the Security Agreement), Copyright registrations, Copyright applications and Copyright Licenses (as defined in the Security Agreement), together with the goodwill of the business symbolized by Grantor's Copyrights and all proceeds thereof, to secure the payment of all amounts owing by Grantor under the Guaranty and the other Loan Documents to which it is a party;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee, for the benefit of Grantee and the Lenders a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Copyright Collateral"), whether presently existing or hereafter created or acquired:

     (1) each Copyright, Copyright application and Copyright registration, together with any reissues, extensions or renewals thereof, including, without limitation, the Copyright,

     Copyright registrations and Copyright applications referred to in Schedule 1 annexed hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each Copyright, Copyright registration and Copyright application;

     (2) each Copyright License and all of the goodwill of the business connected with the use of, and symbolized by, each Copyright License; and

     (3) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (a) infringement or dilution of any Copyright or Copyright registration including, without limitation, the Copyright and Copyright registrations referred to in Schedule 1 annexed hereto, the Copyright registrations issued with respect to the Copyright applications referred in
     Schedule 1 and the Copyright licensed under the Copyright License, or (b) injury to the goodwill associated with any Copyright, Copyright registration or Copyright licensed under any Copyright License.

This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Grantee with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, Grantor has caused this Copyright Security Agreement to be duly executed by its duly authorized officer as of the ______ day of ___________, 1999.

Acknowledged:

HELLER FINANCIAL, INC.,                _________________________
as Agent


By:___________________________         By:______________________
Title:_________ Vice President         Title:___________________

                                ACKNOWLEDGEMENT

STATE OF ____________ )
                      ) ss.
COUNTY OF ___________ )


     On the ____ day of ____________, 1999 before me personally appeared ______________, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as _____________ of ___________________________, who being by me duly sworn, did depose and say that he is ______________ of __________________, the corporation described in and which executed the foregoing instrument; that the said instrument was signed on behalf of said corporation by order of its Board of Directors; and that he acknowledged said instrument to be the free act and deed of said corporation.



                                        _____________________
                                        Notary Public


     {Seal}


My commission expires:


_____________________

                                                  Schedule 1
                                                  to Copyright
                                                  Security Agreement
                                                  ------------------


      COPYRIGHT REGISTRATIONS
      -----------------------


                     REG. NO.               DATE
                     --------               ----



                      COPYRIGHT APPLICATIONS
                      ----------------------



                       COPYRIGHT LICENSES
                       ------------------


Name of Agreement     Parties       Date of Agreement
-----------------     -------       -----------------

                                   EXHIBIT B


                           PATENT SECURITY AGREEMENT
                           -------------------------


_____WHEREAS,_____________________, a _____________ corporation ("Grantor") owns the Patents and Patent Applications listed on Schedule 1 annexed hereto, and is a party to the Patent Licenses listed on Schedule 1 annexed hereto; and

     WHEREAS, _______________, a ____________ corporation ("Parent") has entered into a Credit Agreement dated as of _______________, 1999 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") with Heller Financial, Inc., as agent ("Agent") for the benefit of all financial institutions that from time to time become lenders under the Credit Agreement ("Lenders"), as the Lenders parties thereto, providing for extensions of credit and other financial accommodations to be made to Parent by Agent and the Lenders; and

     WHEREAS, Grantor is a wholly owned subsidiary of Parent and has guaranteed the payment and performance of Parent's Obligations pursuant to that certain Guaranty dated ____________, 1999 (the "Guaranty"); and

     WHEREAS, pursuant to the terms of a Security Agreement dated as of __________________, 1999 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), among Grantor, certain other debtors and Agent (in such capacity, together with its successors in such capacity, the "Grantee"), Grantor has granted to Grantee, for the benefit of Agent and the Lenders a security interest in substantially all the assets of Grantor including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Patents (as defined in the Security Agreement), Patent applications and Patent Licenses (as defined in the Security Agreement), and all products and proceeds thereof, to secure the payment of all amounts owing by Grantor under the Guaranty and other Loan Documents to which it is a party;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee, for the benefit of Grantee and the Lenders a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Patent Collateral"), whether presently existing or hereafter created or acquired:

     (1) each Patent and Patent application, including, without limitation, each Patent and Patent application referred to in Schedule 1 annexed hereto, together with any reissues, continuations or extensions thereof;

     (2) each Patent License, including, without limitation, each Patent License listed on Schedule 1 annexed hereto; and

     (3) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future infringement of any Patent, including, without limitation, any Patent referred to in Schedule 1 annexed hereto, any Patent issued pursuant to a Patent Applications referred to in Schedule 1 and any Patent licensed under any Patent License listed on Schedule 1 annexed hereto.

     This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Grantee with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provision of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be duly executed by its duly authorized officer thereunto as of the ______ day of _____________, 1999.

Acknowledged:

HELLER FINANCIAL, INC.,                  ____________________
as Agent


By:___________________________           By:_______________________
Title:________ Vice President            Title:____________________

                                ACKNOWLEDGEMENT



STATE OF ____________ )
                      )ss.
COUNTY OF ___________ )



     On the ____ day of ____________, 1999 before me personally appeared ______________, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as _____________ of __________________________________, who
being by me duly sworn, did depose and say that he is ______________ of ___________________________, the corporation described in and which executed the foregoing instrument; that the said instrument was signed on behalf of said corporation by order of its Board of Directors; and that he acknowledged said instrument to be the free act and deed of said corporation.


                                    ________________________
                                    Notary Public

     {Seal}


My commission expires:


_____________________

                     Schedule 1
                     to Patent
                     Security Agreement
                     ------------------


                                    PATENTS
                                    -------


U.S. Patent No.     Date Issued       Related Foreign Patents
---------------     -----------       -----------------------



                              PATENT APPLICATIONS
                              -------------------



                                PATENT LICENSES
                                ---------------


Name of Agreement     Parties        Date of Agreement
-----------------     -------        -----------------

                                                                       EXHIBIT C


                         TRADEMARK SECURITY AGREEMENT
                         ----------------------------


     WHEREAS, ____________________, a ____________ corporation ("Grantor"), owns the Trademarks, Trademark registrations, and Trademark applications listed on
Schedule 1 annexed hereto, and is a party to the Trademark Licenses listed on
Schedule 1 annexed hereto; and

     WHEREAS, _______________, a ____________ corporation ("Parent") has entered into a Credit Agreement dated as of _______________, 1999 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") with Heller Financial, Inc., as agent ("Agent") for the benefit of all financial institutions that from time to time become lenders under the Credit Agreement ("Lenders"), and the Lenders parties thereto, providing for extensions of credit and other financial accommodations to be made to Parent by Agent and the Lenders; and

     WHEREAS, Grantor is a wholly owned subsidiary of Parent and has guaranteed the payment and performance of Parent's Obligations pursuant to that certain Guaranty dated ___________, 1999 (the "Guaranty"); and

     WHEREAS, pursuant to the terms of a Security Agreement dated as of __________, 1999 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), among Grantor, certain other debtors and Agent (in such capacity, "Grantee"), Grantor has granted to Grantee, for the benefit of Agent and the Lenders a security interest in substantially all the assets of Grantor including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Trademarks (as defined in the Security Agreement), Trademark registrations, Trademark applications and Trademark Licenses (as defined in the Security Agreement), together with the goodwill of the business symbolized by Grantor's Trademarks, and all proceeds thereof, to secure the payment of all amounts owing by Grantor under the Guaranty and other Loan Documents to which it is a party;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee, for the benefit of Grantee and the Lenders a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether presently existing or hereafter created or acquired:

     (1) each Trademark, Trademark registration and Trademark application, including, without limitation, the Trademarks, Trademark registrations (together with any reissues, continuations or extensions thereof) and Trademark applications referred to in Schedule 1 annexed hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark, Trademark registration and Trademark application;

     (2) each Trademark License and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark License; and

     (3) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (a) infringement or dilution of any Trademark or Trademark registration including, without limitation, the Trademarks and Trademark registrations referred to in Schedule 1 annexed hereto, the Trademark registrations issued with respect to the Trademark applications referred in
     Schedule 1 and the Trademarks licensed under any Trademark License, or (b) injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License.

This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Grantee with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be duly executed by its duly authorized officer thereunto as of the ____ day of ___________, 1999.

Acknowledged:

HELLER FINANCIAL, INC.,              ____________________
as Agent


By:___________________________       By:_______________________
Title:________ Vice President        Title:____________________

                                ACKNOWLEDGEMENT


STATE OF ____________ )
                      )ss
COUNTY OF ___________ )


     On the ____ day of ____________, 1999 before me personally appeared ______________, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as _____________ of _______________________________, who
being by me duly sworn, did depose and say that he is ______________ of ___________________________, the corporation described in and which executed the foregoing instrument; that the said instrument was signed on behalf of said corporation by order of its Board of Directors; and that he acknowledged said instrument to be the free act and deed of said corporation.



                                    ________________________
                                    Notary Public

     {Seal}


My commission expires:


_____________________

                                              Schedule 1
                                              to Trademark
                                              Security Agreement
                                              ------------------


       TRADEMARK REGISTRATIONS
       -----------------------


          MARK                REG. NO.                     DATE
          ----                --------                     ----



                            TRADEMARK APPLICATIONS
                            ----------------------



                              TRADEMARK LICENSES
                              ------------------


Name of Agreement     Parties          Date of Agreement
-----------------     -------          -----------------

                                                                       EXHIBIT D
                           [FORM OF LOCKBOX LETTER]

                                                   ______________________, 19___


[Name and Address of
Lockbox Bank]

RE:  [name of transaction]
     ---------------------

Gentlemen:

     We hereby notify you that effective ____________________, 19___, we have transferred to Heller Financial, Inc., a Delaware corporation, as Agent for the benefit of our Lenders ("Agent"), exclusive ownership and control of our lock-box account No. ____________________ (the "Lockbox Account") maintained with you under the terms of the Lockbox Agreement attached hereto as Exhibit A.

     We hereby irrevocably instruct you to make all payments to be made by you out of or in connection with the Lockbox Account as you may be instructed by Agent.

     We also hereby notify you that Agent shall be irrevocably entitled to exercise any and all rights and to receive from you all information requested by Agent in respect of or in connection with the Lockbox Account, including, without limitation, the right to specify when payments are to be made out of or in connection with the Lockbox Account.

     All funds deposited into the Lockbox Account will not be subject to any deduction, set-off, banker's lien or any other right in favor of any person other than Agent, except that you may set-off against the Lockbox Account the face amount of any check deposited in and credited to such Lockbox Account which is subsequently returned for any reason. Your compensation for providing the services contemplated herein shall be as mutually agreed between you and us from time to time and we will continue to pay such compensation.

     Please confirm your acknowledgement of and agreement to the foregoing instructions by signing in the space provided below.

Sincerely yours,                  Acknowledged and Agreed:

_____________________             [BANK]

By:_________________________      By:_________________________
Title:______________________      Title:______________________


                                       1